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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR ASIA PACIFIC REAL ESTATE FUND
(Exact name of registrant as specified in charter)

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Adam D. Portnoy, President RMR Asia Pacific Real Estate Fund Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	Michael K. Hoffman, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036-6522

 Julie A. Tedesco, Esq.
State Street Bank and Trust Company
4 Copley Place, 5th Floor
Boston, Massachusetts 02116
Registrant's telephone number, including area code: (617) 332-9530 Date of fiscal year end: December 31 Date of reporting period: June 30, 2011

Item 1.    Reports to Stockholders.

SEMI-ANNUAL REPORT JUNE 30, 2011

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

ABOUT INFORMATION CONTAINED IN THIS REPORT:

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUNDS' PORTFOLIOS. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JUNE 17, 2009 REFLECTS THE PERFORMANCE OF RMR REAL ESTATE FUND, WHICH WAS REORGANIZED INTO RMR REAL ESTATE INCOME FUND ON JUNE 17, 2009. SIMILARLY, PERFORMANCE DATA FOR RMR ASIA PACIFIC REAL ESTATE FUND PRIOR TO JUNE 16, 2009 REFLECTS THE PERFORMANCE OF OLD RMR ASIA PACIFIC REAL ESTATE FUND, WHICH WAS REORGANIZED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JUNE 16, 2009. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

  •
  IF RMR ADVISORS, INC., OR RMR ADVISORS, HAD NOT WAIVED FEES DURING CERTAIN PERIODS, EACH FUND'S RETURNS WOULD HAVE BEEN REDUCED.

  •
  EACH FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM ANY FUND. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE PURCHASING ANY SHARES OF EITHER FUND. AN INVESTMENT IN EACH FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  FOR MORE INFORMATION ABOUT ANY OF OUR FUNDS PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUNDS' FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENTS AND DECLARATIONS OF TRUST OF RMR REAL ESTATE INCOME FUND AND RMR ASIA PACIFIC REAL ESTATE FUND, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUNDS, PROVIDE THAT THE NAMES "RMR REAL ESTATE INCOME FUND" AND "RMR ASIA PACIFIC REAL ESTATE FUND" REFER TO THE TRUSTEES UNDER THE AGREEMENTS AND DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ANY OF THESE FUNDS. ALL PERSONS DEALING WITH THE FUNDS IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE OR SHE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

THE AGREEMENT AND DECLARATION OF TRUST FOR EACH OF RMR REAL ESTATE INCOME FUND AND RMR ASIA PACIFIC REAL ESTATE FUND CONTAINS PROVISIONS WHICH LIMIT SHARE OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES OUTSTANDING OF SUCH FUND.

RMR Funds June 30, 2011
August 17, 2011

To our shareholders,

Please find our 2011 semi-annual report for our two closed end funds, RMR Real Estate Income Fund (NYSE Amex: RIF) and RMR Asia Pacific Real Estate Fund (NYSE Amex: RAP).

We invite you to read through the information contained in this report and to view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

June 30, 2011

To our shareholders,

In the pages that follow, you will find data summarizing each Fund's financial results for the six months ended June 30, 2011 and our financial position as of June 30, 2011.

RMR REAL ESTATE INCOME FUND

Relevant Market Conditions

Real Estate Industry Fundamentals.    During the first half of 2011, commercial real estate operating fundamentals experienced modest improvements in keeping with the U.S. economy generally. Some real estate sub-sectors performed better than others. Sectors with shorter lease terms, like hotels and apartments, seemed to experience a stronger recovery in operating fundamentals. Apartments continued to benefit from declining vacancy rates. Low supply growth, favorable demographics and a declining home ownership rate, tempered by weak employment growth, allowed apartment landlords to begin to increase rents. With improving demand from both business and leisure travelers, hotels experienced better occupancy and modestly higher rates. At the end of the second quarter, Smith Travel Research, a company that tracks supply and demand data for the hotel industry, revised its projection for RevPAR (revenue per available room) growth for the industry in 2011 to 8%, 200 basis points higher than its original forecast of 6% at the beginning of the year. Recovery in the office market remained bifurcated with CBD (central business district) locations outperforming the suburban markets. Nevertheless, rents for office landlords are low and vacancy rates and tenant incentives remain high.

The capital markets were open for REITs during the first half of 2011 and many REITs took advantage of higher stock prices and a favorable interest rate environment to raise equity and debt. During the six months ended June 30, 2011, REITs raised a total of $14 billion in equity and $16 billion in debt. The REIT preferred market, which was effectively closed during 2008 and 2009, also continued to reopen. In the first six months of the year, a total of $3 billion was raised in the REIT preferred market compared to $2 billion raised during the entire 2010 calendar year.

Real Estate Industry Technicals.    During the first six months of the year, the U.S. REIT market posted a total return of 10.3%, outperforming the S&P 500 Index by 4.3%.

In the first two months of the year, U.S. REITs share prices held up reasonably well (total return for the two months was up almost 8%), as real estate operating fundamentals continued to show signs of improvement. Unrest in Tunisia, Egypt, Libya and other Middle Eastern countries, and other events, such as the Japanese earthquake and the European sovereign debt crisis, put a damper on equity markets generally, including the market for U.S. REIT equity, during the month of March; and U.S. REITs finished the first quarter of 2011 up 6.5%.

In the second quarter there was considerable volatility for U.S. REITs share prices and the broader U.S. equity markets. April was a strong month for the U.S. REIT market, up 5.7%, as real estate companies reported first quarter earnings that were ahead of expectations. During June, however, U.S. REITs were down as much as 7% on general market concerns of weak economic growth in the U.S. and renewed concerns about Greece's ability to remain current on its obligations. U.S. REITs, along with the broader U.S. markets, rallied in the latter part of June amid speculation that the Euro

Zone would pledge more aid to Greece, and the U.S. REITs' common equities closed the second quarter of 2011 up 3.6%.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including U.S. REITs. Because of this objective, we are currently maintaining a high level of investments in REIT preferred shares whose dividends are more dependable than dividends from REITs' common equities. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the six months ended June 30, 2011, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was 11.2%. During that same period, the total return for the MSCI U.S. REIT Total Return Index (an unmanaged index of U.S. REIT common stocks) was 10.3%.

The Fund's outperformance versus the MSCI U.S. REIT Total Return Index during the first six months of 2011 was due to the Fund's higher allocation to the regional mall and apartment sectors. These sectors were up 14.8% and 14.2%, respectively, compared to a 10.3% return for the index during the same period. Also, we have a high percentage of our investments in REIT preferreds which pay relatively high dividends which are included in total return calculations.

RMR ASIA PACIFIC REAL ESTATE FUND

Relevant Market Conditions

Real Estate Industry Fundamentals.    During the first half of 2011, real estate market conditions in the Asia Pacific region modestly improved. Rising wealth levels in Asia seemed to support expansion of regional banks and financial institutions which appeared to increase demand for office properties in certain financial centers. The rapid rise in wages in certain Asian countries seems to be leading to strong consumer spending and increases in retail rents in areas where new supply is restrained, such as Hong Kong.

Despite these positives, there are major risks to investing in real estate in the Asia Pacific region at this time, including continuing policy measures by governments trying to combat inflation fears and the rapid appreciation of property values. These policy measures are and will likely continue to be unpredictable. For countries with managed exchange rates or pegged currencies, such as China, further capital controls, taxes and fiscal and administrative measures seem likely; for example, the central government in Beijing has evidenced a strong desire to limit real estate price increases.

Real Estate Securities Technicals.    Real estate securities in the Asia Pacific region experienced increased volatility during the first half of 2011. Major events such as the Japanese tsunami in March, as well as tightening monetary measures announced by regional governments presented headwinds to regional equity markets.

Fund Strategies, Techniques and Performance

Our primary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the six months ended June 30, 2011, our total return on net asset value, or NAV, was -5.1%. During that same period, the total return for the EPRA NAREIT Asia Total Return Index (an unmanaged index of Asia Pacific real estate common stocks) was -3.4%.

The Fund underperformed the EPRA NAREIT Asia Total Return Index over this period due to the underperformance of our overweight investment positions in several Chinese and Hong Kong real estate developers.

Recent Developments

As of early August, the U.S. and Asia Pacific REIT markets have come under increasing downward pressure along with the broader global markets because of (i) recent economic data which indicates slower U.S. economic growth in the next one to two years, (ii) concerns about the long term fiscal deficits of the U.S. Government, and (iii) continued concerns regarding European sovereign debt levels.

We recently announced a proposal to reorganize RIF by merging it with and into RAP. The Funds' boards of trustees have determined that the proposed merger is in the best interests of RIF's and RAP's common shareholders, as well as RIF's preferred shareholders. On July 29, 2011, we filed a preliminary proxy statement/prospectus with the Securities and Exchange Commission in connection with a proposed merger of RIF into RAP. If the reorganization is completed, RAP and RIF would become a single closed end fund. Even though RAP would survive the merger, RAP would change its investment objectives, policies and restrictions and its investment advisory agreements so that it can be operated in the same manner as RIF was operated prior to the merger, including with respect to the direct management of its portfolio by RMR Advisors, Inc. and the use of leverage in the form of preferred shares and borrowings. RAP will also change its name to "RMR Real Estate Income Fund" and adopt the "RIF" trading symbol. If the reorganization receives the required shareholder approvals, it is expected that the reorganized fund will pay regular quarterly dividends at an effective rate equal to the rate currently paid by RIF, increased by $0.02/share ($0.08/share per year). Also, if the merger is approved, RAP will commence a self tender offer for up to 20% of its outstanding shares at a price equal to its net asset value per share to provide RAP shareholders who do not desire an investment in a fund focused on the U.S. real estate sector an opportunity to exit their investment at net asset value prior to the consummation of the reorganization. The process of seeking approvals and completing the proposed reorganization may take several months, and the combination may or may not occur for various reasons.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President
August 17, 2011

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2011)* (unaudited)

RMR Real Estate Income Fund

REITs
Lodging/Resorts	25%
Office	12%
Diversified	12%
Apartments	11%
Others, less than 10% each	33%

Total REITs	93%
Other	7%

Total investments	100%

RMR Asia Pacific Real Estate Fund

Diversified	76%
Hospitality	13%
Others, less than 10% each	10%
Short term investments	1%

Total investments	100%

Portfolio holdings by type of security (as of June 30, 2011)* (unaudited)

RMR Real Estate Income Fund

Common securities	55%
Preferred securities	43%
Other, including short term investments	2%

Total investments	100%

RMR Asia Pacific Real Estate Fund

Common securities	98%
Other	1%
Short term investments	1%

Total investments	100%

Portfolio holdings by country (as of June 30, 2011)* (unaudited)

RMR Asia Pacific Real Estate Fund

Hong Kong	39%
Japan	24%
Australia	15%
Singapore	13%
China	7%
India	1%
Short term investments	1%

Total investments	100%

*
These percentages represent a Fund's portfolio holdings by sub-sector or type of security or by country as percentage of total portfolio holdings and do not match the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector or type of security or by country as a percentage of the Fund's net assets.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2011 (unaudited)

Company	Shares	Value

Common Stocks – 70.5% Real Estate Investment Trusts – 64.5%
Apartments – 13.2%
American Campus Communities, Inc.	12,000	$426,240
Apartment Investment & Management Co.	28,745	733,860
Associated Estates Realty Corp.	115,800	1,881,750
AvalonBay Communities, Inc.	15,575	1,999,830
BRE Properties, Inc.	16,000	798,080
Colonial Properties Trust	34,800	709,920
Education Realty Trust, Inc.	6,737	57,736
Equity Residential	49,000	2,940,000
Essex Property Trust, Inc.	6,000	811,740
Home Properties, Inc.	5,000	304,400
Mid-America Apartment Communities, Inc.	20,100	1,356,147
UDR, Inc.	13,000	319,150

		12,338,853
Diversified – 7.3%
American Assets Trust, Inc.	5,000	112,250
CapLease, Inc.	12,700	62,357
Cousins Properties, Inc.	34,572	295,245
Digital Realty Trust, Inc.	4,000	247,120
DuPont Fabros Technology, Inc.	12,700	320,040
Entertainment Properties Trust	31,500	1,471,050
Lexington Realty Trust	113,558	1,036,785
Vornado Realty Trust	28,335	2,640,255
Washington Real Estate Investment Trust	18,000	585,360

		6,770,462
Free Standing – 3.3%
Getty Realty Corp.	22,000	555,060
National Retail Properties, Inc.	96,900	2,375,019
Realty Income Corp.	4,300	144,007

		3,074,086
Health Care – 8.7%
Cogdell Spencer, Inc.	31,655	189,613
HCP, Inc.	69,580	2,552,890
Health Care REIT, Inc.	6,200	325,066
Healthcare Realty Trust, Inc.	13,000	268,190
LTC Properties, Inc.	17,500	486,850
Medical Properties Trust, Inc.	185,520	$2,133,480
Nationwide Health Properties, Inc.	45,000	1,863,450
OMEGA Healthcare Investors, Inc.	2,200	46,222
Ventas, Inc.	5,000	263,550

		8,129,311
Industrial – 2.2%
DCT Industrial Trust, Inc.	98,600	515,678
EastGroup Properties, Inc.	8,500	361,335
First Potomac Realty Trust	5,000	76,550
ProLogis, Inc.	30,088	1,078,354

		2,031,917
Lodging/Resorts – 4.1%
Ashford Hospitality Trust, Inc.	10,000	124,500
Chatham Lodging Trust	17,049	274,660
Chesapeake Lodging Trust	1,000	17,060
DiamondRock Hospitality Co.	40,603	435,670
FelCor Lodging Trust, Inc. (a)	10,000	53,300
Hersha Hospitality Trust	230,583	1,284,347
Host Hotels & Resorts, Inc.	17,500	296,625
LaSalle Hotel Properties	16,000	421,440
Pebblebrook Hotel Trust	10,100	203,919
RLJ Lodging Trust	12,500	217,125
Strategic Hotels & Resorts, Inc. (a)	30,000	212,400
Summit Hotel Properties, Inc.	1,000	11,350
Sunstone Hotel Investors, Inc. (a)	15,000	139,050
Supertel Hospitality, Inc. (a)	84,642	77,879

		3,769,325
Manufactured Home – 1.0%
Sun Communities, Inc.	25,900	966,329
Mixed Office/Industrial – 2.2%
Duke Realty Corp.	46,100	645,861
Gladstone Commercial Corp.	11,430	198,082
Liberty Property Trust	36,200	1,179,396

		2,023,339
Mortgage – 0.3%
MFA Financial, Inc.	38,650	310,746

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Common Stocks – continued Real Estate Investment Trusts – continued
Office – 9.8%
Alexandria Real Estate Equities, Inc.	15,000	$1,161,300
BioMed Realty Trust, Inc.	21,000	404,040
Boston Properties, Inc.	2,500	265,400
Brandywine Realty Trust	145,100	1,681,709
Corporate Office Properties Trust	25,600	796,416
Douglas Emmett, Inc.	10,000	198,900
Franklin Street Properties Corp.	25,000	322,750
Highwoods Properties, Inc.	37,900	1,255,627
Hudson Pacific Properties, Inc.	2,500	38,825
Kilroy Realty Corp.	2,600	102,674
Mack-Cali Realty Corp.	38,030	1,252,708
MPG Office Trust, Inc. (a)	24,000	68,640
Parkway Properties, Inc.	12,500	213,250
Piedmont Office Realty Trust, Inc.	6,000	122,340
SL Green Realty Corp.	14,900	1,234,763

		9,119,342
Regional Malls – 6.2%
CBL & Associates Properties, Inc.	30,000	543,900
Glimcher Realty Trust	95,000	902,500
Pennsylvania Real Estate Investment Trust	55,000	863,500
Simon Property Group, Inc.	22,179	2,577,865
The Macerich Co.	16,966	907,681

		5,795,446
Shopping Centers – 5.4%
Agree Realty Corp.	1,199	26,774
Cedar Shopping Centers, Inc.	68,508	352,816
Developers Diversified Realty Corp.	20,000	282,000
Equity One, Inc.	20,000	372,800
Excel Trust, Inc.	20,000	220,600
Inland Real Estate Corp.	20,000	176,600
Kimco Realty Corp.	30,000	559,200
Kite Realty Group Trust	70,000	348,600
Ramco-Gershenson Properties Trust	62,000	767,560
Regency Centers Corp.	13,700	602,389
Tanger Factory Outlet Centers, Inc.	10,800	289,116
Urstadt Biddle Properties	9,800	177,478
Weingarten Realty Investors	35,000	880,600

		5,056,533
Storage – 0.8%
Public Storage, Inc.	3,100	$353,431
Sovran Self Storage, Inc.	5,000	205,000
U-Store-It Trust	15,000	157,800

		716,231
Total Real Estate Investment Trusts (Cost $50,016,194)		60,101,920
Other – 6.0%
Beazer Homes USA, Inc. (a)	35,000	118,650
Brookfield Properties Corp.	22,000	424,160
Carador PLC (b)	5,496,600	3,373,813
CB Richard Ellis Group, Inc. (c)	11,900	298,809
D.R. Horton, Inc.	47,000	541,440
Hyatt Hotels Corp. (c)	5,000	204,100
Las Vegas Sands Corp. (c)	4,000	168,840
RadioShack Corp.	7,000	93,170
Standard Pacific Corp. (a)	47,500	159,125
Starwood Hotels & Resorts Worldwide, Inc.	2,000	112,080
The St. Joe Co. (a)	5,000	104,200
Total Other (Cost $9,585,788)		5,598,387
Total Common Stocks (Cost $59,601,982)		65,700,307
Preferred Stocks – 55.1%
Real Estate Investment Trusts – 55.1%
Apartments – 1.2%
Apartment Investment & Management Co., Series U	20,000	503,600
Apartment Investment & Management Co., Series V	11,100	281,274
Apartment Investment & Management Co., Series Y	11,900	299,880
UDR, Inc., Series G	63	1,582

		1,086,336
Diversified – 7.8%
Cousins Properties, Inc., Series A	9,500	237,215
DuPont Fabros Technology, Inc., Series A	10,000	253,000
Entertainment Properties Trust, Series B	20,145	500,603
Entertainment Properties Trust, Series D	111,800	2,764,814
LBA Realty LLC, Series B	87,142	1,933,681
Lexington Realty Trust, Series B	27,750	699,578

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Diversified – continued
Lexington Realty Trust, Series D	21,000	$517,020
Vornado Realty Trust, Series E	9,103	236,496
Vornado Realty Trust, Series F	5,700	142,671

		7,285,078
Free Standing – 0.4%
National Retail Properties, Inc., Series C	14,500	372,650
Health Care – 0.3%
HCP, Inc., Series E	1,500	38,190
Health Care REIT, Inc., Series F	8,775	225,254

		263,444
Industrial – 0.7%
First Industrial Realty Trust, Series J	20,963	502,064
ProLogis, Inc., Series S	6,800	164,220

		666,284
Lodging/Resorts – 27.8%
Ashford Hospitality Trust, Series A	112,910	2,822,750
Ashford Hospitality Trust, Series D	42,000	1,036,560
Ashford Hospitality Trust, Series E	35,000	882,350
Eagle Hospitality Properties Trust, Inc., Series A (a)	165,000	825,000
FelCor Lodging Trust, Inc., Series A (d)	73,000	1,906,030
FelCor Lodging Trust, Inc., Series C	111,539	2,954,668
Grace Acquisition I, Inc., Series B (a)(b)	133,800	214,080
Grace Acquisition I, Inc., Series C (a)	18,900	30,240
Hersha Hospitality Trust, Series A	155,500	3,900,718
Hersha Hospitality Trust, Series B	7,800	192,738
LaSalle Hotel Properties, Series D	120,623	2,974,563
LaSalle Hotel Properties, Series E	51,300	1,295,838
LaSalle Hotel Properties, Series G	6,000	$148,260
Pebblebrook Hotel Trust, Series A	9,500	238,830
Strategic Hotels & Resorts, Inc., Series A (a)	12,900	372,036
Strategic Hotels & Resorts, Inc., Series B (a)	77,100	2,182,701
Sunstone Hotel Investors, Inc., Series A	145,000	3,543,800
Sunstone Hotel Investors, Inc., Series D	15,000	359,400

		25,880,562
Mixed Office/Industrial – 0.8%
Duke Realty Corp., Series J	10,000	244,700
Duke Realty Corp., Series O	20,100	543,906

		788,606
Mortgage – 0.3%
MFA Financial, Inc., Series A	10,000	253,600
Office – 5.9%
Alexandria Real Estate Equities, Inc., Series C	48,845	1,281,693
BioMed Realty Trust, Inc., Series A	18,350	465,906
DRA CRT Acquisition Corp., Series A	40,396	715,817
Hudson Pacific Properties, Inc., Series B	10,000	259,900
Kilroy Realty Corp., Series E	20,500	525,005
Kilroy Realty Corp., Series F	30,000	758,400
Parkway Properties, Inc., Series D	22,100	553,605
SL Green Realty Corp., Series D	38,500	987,910

		5,548,236
Regional Malls – 4.4%
CBL & Associates Properties, Inc., Series D	50,000	1,238,000
Glimcher Realty Trust, Series F	56,300	1,418,760
Glimcher Realty Trust, Series G	60,100	1,472,450

		4,129,210

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Shopping Centers – 5.4%
Cedar Shopping Centers, Inc., Series A	129,649	$3,259,376
Developers Diversified Realty Corp., Series H	32,000	803,840
Kimco Realty Corp., Series F	2,000	49,720
Kite Realty Group Trust, Series A	17,500	438,550
Regency Centers Corp., Series C	1,700	42,959
Regency Centers Corp., Series E	200	4,998
Weingarten Realty Investors, Series E	1,000	25,160
Weingarten Realty Investors, Series F	15,369	383,456

		5,008,059
Storage – 0.1%
Public Storage, Inc., Series X	2,300	57,706
Total Real Estate Investment Trusts (Cost $49,945,547)		51,339,771
Total Preferred Stocks (Cost $49,945,547)		51,339,771
Investment Companies – 2.0%
Blackrock Credit Allocation Income Trust	19,336	241,893
Cohen & Steers Infrastructure Fund, Inc.	17,911	318,816
Cohen & Steers Quality Income Realty Fund, Inc.	60,297	589,102
Eaton Vance Enhanced Equity Income Fund II	24,100	284,139
Nuveen Real Estate Income Fund	3,700	41,736
UltraShort Real Estate ProShares (a)	29,570	422,260
Total Investment Companies (Cost $2,716,584)		1,897,946
Short-Term Investments – 0.3%
Money Market Funds – 0.3%
Dreyfus Cash Management Fund, Institutional Shares, 0.10% (e) (Cost $260,254)	260,254	$260,254
Total Investments – 127.9% (Cost $112,524,367)		119,198,278
Other assets less liabilities – 0.7%		694,056
Revolving credit facility – (10.7)%		(10,000,000)
Preferred Shares, at liquidation preference – (17.9)%		(16,675,000)
Net Assets applicable to common shareholders – 100.0%		$93,217,334

Notes to Portfolio of Investments

(a)
As of June 30, 2011, this security had discontinued paying distributions.

(b)
As of June 30, 2011, the Fund held $3,587,893 of securities fair valued in accordance with policies adopted by the board of trustees, which represents 3.0% of the Fund's total investments. See Note A(5) to the financial statements.

(c)
Non-dividend paying security.

(d)
Convertible into common stock.

(e)
Rate reflects 7 day yield as of June 30, 2011.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – June 30, 2011 (unaudited)

Company	Shares	Value

Common Stocks – 96.9%
Australia – 14.6%
Diversified – 7.5%
Charter Hall Group (a)*	598,755	$1,386,826
Folkestone Ltd. (a)(b)	6,250,000	703,861
Stockland (a)*	930,000	3,411,220

		5,501,907
Office – 4.6%
Goodman Group (a)*	4,470,000	3,388,722
Retail – 2.5%
Charter Hall Retail REIT (a)*	522,347	1,797,110
Total Australia (Cost $9,816,635)		10,687,739
China – 7.3%
Diversified – 7.3%
Evergrande Real Estate Group, Ltd. (a)	3,740,000	2,463,692
Shimao Property Holdings, Ltd. (a)	2,347,500	2,908,658

		5,372,350
Total China (Cost $5,558,696)		5,372,350
Hong Kong – 38.7%
Diversified – 26.0%
Champion Real Estate Investment Trust (a)*	3,593,000	2,020,312
Great Eagle Holdings, Ltd. (a)	674,886	2,248,963
Hongkong Land Holdings, Ltd. (a)	762,000	5,433,914
Hysan Development Co., Ltd. (a)	699,395	3,483,111
Kerry Properties, Ltd. (a)	514,000	2,487,706
New World Development Co., Ltd. (a)	17,392	26,405
Poly (Hong Kong) Investments, Ltd. (a)	2,550,000	1,683,542
Shui On Land, Ltd. (a)	3,706,500	1,632,622

		19,016,575
Hospitality – 12.7%
Sun Hung Kai Properties, Ltd. (a)	636,000	$9,272,161
Total Hong Kong (Cost $27,178,317)		28,288,736
Japan – 23.3%
Diversified – 23.3%
Mitsubishi Estate Co., Ltd. (a)	393,500	6,905,904
Mitsui Fudosan Co., Ltd. (a)	383,000	6,596,365
Sumitomo Realty & Development Co., Ltd. (a)	157,000	3,508,891

		17,011,160
Total Japan (Cost $16,671,639)		17,011,160
Singapore – 13.0%
Diversified – 10.8%
Ascendas Real Estate Investment Trust (a)*	700,000	1,164,277
Capitacommercial Trust (a)*	2,250,000	2,661,595
CapitaLand, Ltd. (a)*	1,639,000	3,893,666
Singapore Land, Ltd. (a)	39,000	226,102

		7,945,640
Office – 2.2%
K-REIT Asia (a)*	1,465,000	1,586,416
Total Singapore (Cost $9,536,995)		9,532,056
Total Common Stocks (Cost $68,762,282)		70,892,041
P-Notes (c) – 0.8%
India – 0.8%
DLF, Ltd., Macquarie Bank, Ltd., expiring 6/26/12 (a)(d)	64,500	303,795
Unitech, Ltd., Macquarie Bank, Ltd., expiring 5/29/13 (a)(d)	348,000	247,080
Total P-Notes (Cost $1,042,953)		550,875

See notes to financial statements and notes to portfolio of investments.

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – continued

Company	Shares	Value

Short-Term Investments – 0.7%
Money Market Funds – 0.7%
Dreyfus Cash Management Fund, Institutional Shares, 0.10% (e) (Cost $534,365)	534,365	$534,365
Total Investments – 98.4% (Cost $70,339,600)		71,977,281
Other assets less liabilities – 1.6%		1,205,865
Net Assets – 100.0%		$73,183,146

Notes to Portfolio of Investments

*
The company is organized as a real estate investment trust as defined by the laws of its country of domicile.

(a)
As of June 30, 2011, the Fund held $71,442,916 of securities fair valued in accordance with policies adopted by the board of trustees, which represents 99.3% of the Fund's total investments. See Note A(5) to the financial statements.

(b)
As of June 30, 2011, this security had discontinued paying distributions.

(c)
P-Notes are participation interest notes that are issued by banks or broker dealers and are designed to offer a return linked to particular underlying equity or debt securities, currencies or equity markets. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying securities, currencies or markets that they seek to replicate. There is additional counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. As a result, there can be no assurance that the trading price of P-Notes will equal the underlying value of the securities or markets that they seek to replicate.

(d)
As of June 30, 2011, this security had not paid a distribution.

(e)
Rate reflects 7 day yield as of June 30, 2011.

See notes to financial statements.

RMR Funds
Financial Statements

Statements of Assets and Liabilities

June 30, 2011 (unaudited)	RMR Real Estate Income Fund	RMR Asia Pacific Real Estate Fund

Assets
Investments in securities, at value (cost of $112,524,367 and $70,339,600, respectively)	$119,198,278	$71,977,281
Cash	613	748
Cash denominated in foreign currencies, at value (cost of $0 and $86,381, respectively)	—	86,746
Dividends and interest receivable	822,984	332,184
Receivable for securities sold	245,977	2,543,066
Prepaid expenses	135,961	—

Total assets	120,403,813	74,940,025

Liabilities
Revolving credit facility	10,000,000	—
Payable for investment securities purchased	125,000	1,458,168
Advisory fee payable	83,214	44,534
Interest payable	24,028	—
Distributions payable on preferred shares	2,421	—
Accrued expenses and other liabilities	276,816	254,177

Total liabilities	10,511,479	1,756,879

Preferred shares, at liquidation preference
Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000	—

Net assets attributable to common shares	$93,217,334	$73,183,146

Composition of net assets
Common shares, $0.001 par value per share; unlimited number of shares authorized	$2,376	$3,343
Additional paid-in capital	139,570,881	116,157,501
Undistributed (distributions in excess of) net investment income	175,941	(2,048,375)
Accumulated net realized loss on investments	(53,205,775)	(42,567,320)
Net unrealized appreciation on investments and foreign currency translations	6,673,911	1,637,997

Net assets attributable to common shares	$93,217,334	$73,183,146

Common shares outstanding	2,375,718	3,342,963

Net asset value per share attributable to common shares	$39.24	$21.89

See notes to financial statements.

RMR Funds
Financial Statements – continued

Statements of Operations

For the six months ended June 30, 2011 (unaudited)	RMR Real Estate Income Fund	RMR Asia Pacific Real Estate Fund

Investment Income
Dividends (net of foreign taxes withheld of $924 and $30,451, respectively)	$3,371,995	$1,169,937

Expenses
Advisory	494,853	372,001
Merger related costs	120,889	109,630
Audit and legal	76,244	75,253
Compliance and internal audit	61,613	46,613
Custodian	41,655	59,507
Preferred share remarketing and auction fees	35,925	—
Administrative	32,223	32,223
Shareholder reporting	28,534	20,828
Trustees' fees and expenses	14,876	14,876
Other	40,808	31,827

Total expenses before interest expense	947,620	762,758
Interest expense	187,686	—

Total expenses after interest expense	1,135,306	762,758
Less: expense waived by the Advisor	—	(93,000)

Net expenses	1,135,306	669,758

Net investment income	2,236,689	500,179

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1,242,082	(144,139)
Net realized loss on foreign currency transactions	—	(34,075)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	6,046,601	(4,261,755)

Net realized and unrealized gain/(loss) on investments	7,288,683	(4,439,969)

Net increase (decrease) in net assets before preferred distributions resulting from operations	9,525,372	(3,939,790)
Distributions to preferred shareholders from net investment income	(63,397)	—

Net increase (decrease) in net assets attributable to common shares resulting from operations	$9,461,975	$(3,939,790)

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

Increase (decrease) in net assets resulting from operations
Net investment income	$2,236,689	$2,605,394
Net realized gain (loss) on investments	1,242,082	(3,477,396)
Net change in unrealized appreciation/(depreciation) on investments	6,046,601	25,805,107
Distributions to preferred shareholders from net investment income	(63,397)	(137,308)

Net increase in net assets attributable to common shares resulting from operations	9,461,975	24,795,797

Distributions to common shareholders from:
Net investment income	(1,995,603)	(2,465,071)
Return of capital	—	(1,478,064)

Total distributions to common shareholders	(1,995,603)	(3,943,135)

Total increase in net assets attributable to common shares	7,466,372	20,852,662
Net assets attributable to common shares
Beginning of period	85,750,962	64,898,300

End of period (including undistributed net investment income of $175,941 and distributions in excess of net investment income of ($1,748), respectively)	$93,217,334	$85,750,962

Common shares issued and repurchased
Shares outstanding, beginning of period	2,375,718	2,375,718
Shares issued (repurchased)	—	—

Shares outstanding, end of period	2,375,718	2,375,718

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

Increase (decrease) in net assets resulting from operations
Net investment income	$500,179	$948,736
Net realized gain (loss) on investments	(144,139)	446,081
Net realized gain (loss) on foreign currency transactions	(34,075)	37,149
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(4,261,755)	6,942,149

Net increase (decrease) in net assets resulting from operations	(3,939,790)	8,374,115

Distributions to common shareholders from net investment income	—	(3,861,123)

Total increase (decrease) in net assets attributable to common shares	(3,939,790)	4,512,992
Net assets attributable to common shares
Beginning of period	77,122,936	72,609,944

End of period (including distributions of $(2,048,375) and $(2,548,554), respectively, in excess of net investment income)	$73,183,146	$77,122,936

Common shares issued and repurchased
Shares outstanding, beginning of period	3,342,963	3,342,963
Shares issued (repurchased)	—	—

Shares outstanding, end of period	3,342,963	3,342,963

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Cash Flows

Six Months Ended June 30, 2011 (unaudited)

Cash flows from operating activities:
Net increase in net assets before preferred distributions resulting from operations	$9,525,372
Adjustments to reconcile net increase in net assets before preferred distributions resulting from operations to cash provided by operating activities:
Purchases of long term investments	(6,825,480)
Proceeds from sales of long term investments	5,819,752
Net purchases and sales of short term investments	703,041
Changes in assets and liabilities:
Increase in receivable for securities sold	(245,977)
Decrease in dividends and interest receivable	100,904
Decrease in prepaid expenses	46,442
Increase in payable for investment securities purchased	125,000
Decrease in interest payable	(307)
Increase in advisory fee payable	3,336
Increase in accrued expenses and other liabilities	95,312
Net change in unrealized (appreciation) depreciation on investments	(6,046,601)
Net realized gain on investments	(1,242,082)

Cash provided by operating activities	2,058,712

Cash flows from financing activities:
Distributions paid to preferred shareholders	(62,724)
Distributions paid to common shareholders	(1,995,603)

Cash used in financing activities	(2,058,327)

Increase in cash	385
Cash at beginning of period	228

Cash at end of period	$613

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2011 (unaudited)		For The Year Ended
			December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007		December 31, 2006

Per Common Share Operating Performance(a)(b)
Net asset value, beginning of period	$36.09		$27.32	$19.28	$65.28	$101.33		$80.15

Income from Investment Operations
Net investment income (c)	.94 (d	)	1.10	1.29	3.90	5.64		5.08
Net realized and unrealized appreciation/(depreciation) on investments	3.08 (d	)	9.39	8.41	(43.75)	(28.82)		24.05
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.03	)(d)	(.06)	(.12)	(1.13)	(.87)		(1.18)
Net realized gain on investments	— (d	)	—	—	(.36)	(1.13)		(.62)

Net increase (decrease) in net asset value from operations	3.99		10.43	9.58	(41.34)	(25.18)		27.33
Less: Distributions to common shareholders from:
Net investment income	(.84	)(d)	(1.04)	(1.04)	(3.33)	(4.77)		(4.05)
Net realized gain on investments	— (d	)	—	—	(1.18)	(6.10)		(2.10)
Return of capital	— (d	)	(.62)	(.50)	(.15)	—		—

Net asset value, end of period	$39.24		$36.09	$27.32	$19.28	$65.28		$101.33

Market price, beginning of period	$29.80		$21.55	$13.85	$56.56	$89.64		$67.44

Market price, end of period	$33.12		$29.80	$21.55	$13.85	$56.56		$89.64

Total Return (e)
Total investment return based on:
Market price (f)	14.14%		47.10%	73.77%	(72.28)%	(26.19)%		43.77%
Net asset value (f)	11.16%		38.99%	53.88%	(67.47)%	(26.28	)%(g)	35.27%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (c)	4.97	%(d)(k)	3.44%	6.31%	7.42%	6.16%		5.60%
Total preferred share distributions	0.14	%(k)	0.18%	0.58%	2.83%	2.18%		1.97%
Net investment income, net of preferred share distributions (c)	4.83	%(d)(k)	3.26%	5.73%	4.59%	3.98%		3.63%
Expenses, excluding interest expense	2.11	%(k)	2.18%	—	—	—		—
Expenses, net of fee waivers	2.52	%(k)	2.41%	4.50%	2.55%	1.47%		1.50%
Expenses, before fee waivers	2.52	%(k)	2.41%	4.50%	2.97%	1.82%		1.86%
Portfolio turnover rate	4.38%		24.85%	52.46%	4.97%	51.01%		36.20%
Net assets attributable to common shares	$93,217,334		$85,750,962	$64,898,300	$25,641,294	$86,839,333		$134,820,875
Borrowings on revolving credit facility	$10,000,000		$10,000,000	—	—	—		—
Asset coverage ratio of borrowings (h)	1,199%		1,124%	—	—	—		—
Liquidation preference of outstanding preferred shares	$16,675,000		$16,675,000	$16,675,000	$10,950,000	$50,000,000		$50,000,000
Asset coverage ratio of preferred shares (i)	659%		614%	489%	334%	273%		370%
Asset coverage ratio of borrowings and preferred shares (j)	449%		421%	489%	334%	273%		370%
(a)
Based on average shares outstanding.
(b)
The Fund reorganized with predecessor RMR Funds during the period from June 17, 2009 through June 23, 2009. Share and per share information has been updated to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations.
(c)
Amounts for periods prior to December 18, 2008 are net of expenses waived by RMR Advisors.

RMR Real Estate Income Fund
Financial Highlights – continued

(d)
As discussed in Note A(8) to the financial statements, these amounts are subject to change if the issuers of the Fund's investments characterize a portion of 2011 distributions as capital gains and return of capital.
(e)
Total returns for periods of less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower for the periods prior to December 18, 2008 if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(g)
During the year ended December 31, 2007, RMR Advisors reimbursed the Fund $2,070 for trading losses incurred by the Fund due to a trading error. The impact of this reimbursement was less than $0.005 per share and had no impact on total return.
(h)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(i)
Asset coverage ratio per preferred share equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(j)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.
(k)
Annualized.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

		For The Year Ended
	Six Months Ended June 30 2011 (unaudited)					For the Period May 25, 2006 (a) to December 31, 2006
		December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007

Per Common Share Operating Performance (b)(c)
Net asset value, beginning of period	$23.07	$21.72	$18.34	$39.67	$46.10	$37.19(d )

Income from Investment Operations
Net investment income (e)	.15	.28	.09	.12	.24	.41
Net realized and unrealized appreciation/(depreciation) on investments	(1.33)	2.23	4.26	(21.45)	4.97	8.58

Net increase (decrease) in net asset value from operations	(1.18)	2.51	4.35	(21.33)	5.21	8.99
Less: Distributions to common shareholders from:
Net investment income	—	(1.16)	(.97)	—	(7.68)	—
Net realized gain on investments	—	—	—	—	(3.96)	—
Common share offering costs charged to capital	—	—	—	—	—	(.08)

Net asset value, end of period	$21.89	$23.07	$21.72	$18.34	$39.67	$46.10

Market price, beginning of period	$18.37	$16.89	$12.53	$33.04	$45.63	$38.99

Market price, end of period	$18.49	$18.37	$16.89	$12.53	$33.04	$45.63

Total Return (f)
Total investment return based on:
Market price (g)	0.65%	16.15%	42.86%	(62.06)%	(2.99)%	17.05%
Net asset value (g)	(5.07)%	11.95%	24.03%	(53.76)%	11.80%	23.95%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income (e)	1.34	%(h)	1.31%	0.46%	0.42%	0.45%	1.64	%(h)
Expenses, net of fee waivers	1.80	%(h)	1.72%	2.42%	2.82%	1.78%	2.25	%(h)
Expenses, before fee waivers	2.05	%(h)	1.97%	2.67%	3.07%	2.03%	2.50	%(h)
Portfolio turnover rate	51.69%		51.82%	101.40%	42.97%	68.69%	27.61%
Net assets attributable to common shares	$73,183,146		$77,122,936	$72,609,944	$16,495,897	$35,709,926	$41,512,089
(a)
Commencement of operations of the Fund.
(b)
Based on average shares outstanding.
(c)
The Fund reorganized with predecessor RMR Funds on June 16, 2009. Share and per share information has been updated to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations.
(d)
Net asset value at May 25, 2006, reflects the deduction of the average sales load and offering costs of $0.92 per share paid by the holders of common shares of the predecessor, Old RMR Asia Pacific Real Estate Fund, from the $20.00 offering price. The Fund paid a sales load and offering cost of $0.94 per share on 1,710,000 shares sold to the public and no sales load or offering costs on 40,000 common shares sold to affiliates of the RMR Advisors for $20 per share.
(e)
Amounts are net of expenses waived by RMR Advisors.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

See notes to financial statements.

RMR Funds
Notes to Financial Statements

June 30, 2011 (unaudited)

Note A

(1)   Organization

RMR Real Estate Income Fund, or RIF, was organized as a Delaware statutory trust on August 19, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. RMR Asia Pacific Real Estate Fund, or RAP, and collectively with RIF, the Funds, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the 1940 Act, as a non-diversified closed end management investment company.

(2)   Interim Financial Statements

The accompanying June 30, 2011 financial statements have been prepared without audit. The Funds believe that disclosures made are adequate to make the information presented not misleading. In the opinion of the Funds' management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Funds' operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis for this year or for any future years.

(3)   Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Funds' management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates for reasons described in Note A(8) and for other reasons.

(4)   Portfolio Valuation

Investment securities of RIF are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by RIF at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using values provided by a pricing service.

Investment securities of RAP are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchanges on which foreign securities trade have closed, but before the NYSE closes that the Funds determine could affect the value of the foreign securities the Funds' own or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to

RMR Funds
Notes to Financial Statements – continued

June 30, 2011 (unaudited)

materially affect the Fund's net asset values, or NAVs, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Funds' boards of trustees.

Any of the Funds' securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Funds at fair value as determined in good faith under the supervision of each Fund's respective board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (5) for a further description of fair value measurements. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which approximates fair value.

(5)   Fair Value Measurements

The Funds report the value of their securities at their fair value. Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Funds use observable market data when possible and otherwise use other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Funds believe that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

RMR Funds
Notes to Financial Statements – continued

June 30, 2011 (unaudited)

The following is a summary of the types of inputs used on June 30, 2011, in valuing RIF's investments:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Real Estate Investment Trusts
Apartments	$12,338,853	$—	$—	$12,338,853
Diversified	6,770,462	—	—	6,770,462
Free Standing	3,074,086	—	—	3,074,086
Health Care	8,129,311	—	—	8,129,311
Industrial	2,031,917	—	—	2,031,917
Lodging/Resorts	3,769,325	—	—	3,769,325
Manufactured Home	966,329	—	—	966,329
Mixed Office/Industrial	2,023,339	—	—	2,023,339
Mortgage	310,746	—	—	310,746
Office	9,119,342	—	—	9,119,342
Regional Malls	5,795,446	—	—	5,795,446
Shopping Centers	5,056,533	—	—	5,056,533
Storage	716,231	—	—	716,231
Total Real Estate Investment Trusts	60,101,920	—	—	60,101,920
Other	2,224,574	—	3,373,813	5,598,387
Total Common Stocks	62,326,494	—	3,373,813	65,700,307
Preferred Stocks
Real Estate Investment Trusts
Apartments	1,086,336	—	—	1,086,336
Diversified	7,285,078	—	—	7,285,078
Free Standing	372,650	—	—	372,650
Health Care	263,444	—	—	263,444
Industrial	666,284	—	—	666,284
Lodging/Resorts	25,666,482	214,080	—	25,880,562
Mixed Office/Industrial	788,606	—	—	788,606
Mortgage	253,600	—	—	253,600
Office	5,548,236	—	—	5,548,236
Regional Malls	4,129,210	—	—	4,129,210
Shopping Centers	5,008,059	—	—	5,008,059
Storage	57,706	—	—	57,706
Total Real Estate Investment Trusts	51,125,691	214,080	—	51,339,771
Total Preferred Stocks	51,125,691	214,080	—	51,339,771
Investment Companies	1,897,946	—	—	1,897,946
Short-Term Investments
Money Market Funds	260,254	—	—	260,254
Total Investments	$115,610,385	$214,080	$3,373,813	$119,198,278

RMR Funds
Notes to Financial Statements – continued

June 30, 2011 (unaudited)

RIF utilized broker quotes, issuer company financial information and other market indicators to value the securities whose prices were not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes. RIF recognizes transfers between the levels as of the end of the period. On June 30, 2011, securities with a total value of approximately $8,505 were transferred from Level 2 to Level 1 since market prices were available on June 30, 2011. Additionally, securities with a total value of approximately $214,080 were transferred from Level 1 to Level 2 due to lack of observable market data available on June 30, 2011.

The following is an analysis of the change in value of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance, as of December 31, 2010	$2,061,225
Transfers into Level 3	—
Securities sold	—
Total realized gains/(loss)	—
Changes in unrealized appreciation/(depreciation)	1,312,588

Ending balance, as of June 30, 2011	$3,373,813

During the six months ended June 30, 2011, there were no transfers of investments for which we began or discontinued to use Level 3 inputs to measure value.

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates significantly from the previous day close, the Funds believe that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of these securities at the time the U.S. market closes and the Funds fair values their investment securities. In such circumstances, the Funds report holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Funds recognize transfers between the levels as of the end of the period. During the six months ended June 30, 2011, RIF held one foreign security that was fair valued in accordance with these procedures. During the six months ended June 30, 2011, securities held by RAP with a total value of approximately $71,442,916 were transferred from Level 1 to Level 2 due to lack of observable market data available on June 30, 2011. The securities were valued using quoted prices in active markets (Level 1) on December 31, 2010, while on June 30, 2011, the securities were valued using fair values determined by an independent pricing service due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE, thereby resulting in their Level 2 classification.

RMR Funds
Notes to Financial Statements – continued

June 30, 2011 (unaudited)

The following is a summary of the types of inputs used on June 30, 2011, in valuing RAP's investments:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Australia
Diversified	$—	$5,501,907	$—	$5,501,907
Office	—	3,388,722	—	3,388,722
Retail	—	1,797,110	—	1,797,110
Total Australia	—	10,687,739	—	10,687,739
China
Diversified	—	5,372,350	—	5,372,350
Total China	—	5,372,350	—	5,372,350
Hong Kong
Diversified	—	19,016,575	—	19,016,575
Hospitality	—	9,272,161	—	9,272,161
Total Hong Kong	—	28,288,736	—	28,288,736
Japan
Diversified	—	17,011,160	—	17,011,160
Total Japan	—	17,011,160	—	17,011,160
Singapore
Diversified	—	7,945,640	—	7,945,640
Office	—	1,586,416	—	1,586,416
Total Singapore	—	9,532,056	—	9,532,056
Total Common Stocks	—	70,892,041	—	70,892,041

P-NOTES
India	—	550,875	—	550,875
Total P-Notes	—	550,875	—	550,875
Short-Term Investments
Money Market Funds	534,365	—	—	534,365
Total Investments	$534,365	$71,442,916	$—	$71,977,281

There were no investments in securities characterized as Level 3 on December 31, 2010 or June 30, 2011 for RAP. During the six months ended June 30, 2011, there were no transfers of investments for which RAP began or discontinued to use Level 3 inputs to measure value.

(6)   Securities Transactions and Investment Income

The Funds record securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Funds use the accrual method for recording interest income, including accretion of original issue discount, where

RMR Funds
Notes to Financial Statements – continued

June 30, 2011 (unaudited)

applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

(7)   Taxes

The Funds have qualified and each intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that they will generally not be subject to U.S. federal income tax. However, the Funds may be subject to a 4% excise tax to the extent they do not distribute substantially all taxable earnings each year.

Some foreign governments may subject the Funds' investment income and securities sales to withholding or other taxes. For the six months ended June 30, 2011, $924 of foreign taxes have been withheld from distributions to RIF and $30,451 of foreign taxes have been withheld from distributions to RAP. These amounts are recorded as a reduction of dividend income.

At June 30, 2011, the Funds did not have any uncertain tax positions. Each of the tax years in the four year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service. During the six months ended June 30, 2011, the Funds did not incur any tax related interest or penalties.

(8)   Distributable Earnings

RIF earns income, net of expenses, on its investments daily. It is the policy of RIF to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by RIF's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may or may not include market and economic conditions, and subject to compliance with applicable law, RIF's Agreement and Declaration of Trust, RIF's bylaws, RIF's revolving credit agreement, described in Note F, and other factors. This policy is not fundamental and may be changed by RIF's board of trustees without shareholder approval. RIF's distributions to shareholders are recorded on the ex-dividend date. RIF's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent RIF's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of RIF not to distribute such gains. On March 9, 2011, RIF declared a distribution of $0.42 per common share that was paid on March 31, 2011. On June 1, 2011, RIF declared a distribution of $0.42 per common share that was paid on June 30, 2011. Distributions to preferred shareholders are determined as described in Note D.

RIF has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that RIF receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to RIF. However, it is not possible for RIF to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. Final characterization of RIF's 2011 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore it is likely that some portion of RIF's 2011 investment income and distributions to shareholders will be recharacterized as long term

RMR Funds
Notes to Financial Statements – continued

June 30, 2011 (unaudited)

capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in RIF's year end financial statements. Though it is permitted to do so and may in the future elect to do so if its board of trustees determines it to be in the best interests of RIF and its shareholders, RIF does not generally expect to make distributions to common shareholders in excess of its dividends received less its operating expenses, interest expense and distributions to preferred shareholders.

RAP earns income, net of expenses, on its investments daily. It is the policy of RAP to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a regulated investment company. Certain of RAP's investments are in real estate companies characterized as passive foreign investment companies, or PFICs, for U.S. federal income tax purposes. For U.S. federal income tax purposes, RAP is required to mark its PFIC investments to current market value at the end of each year and to recognize the resulting unrealized gain as ordinary income. As a result, PFIC investments may cause RAP to recognize and distribute taxable income without a corresponding receipt of cash. Distributions to shareholders are recorded on the ex-dividend date. RAP's distributions may consist of ordinary income (net investment income, PFIC mark to market adjustments and short term capital gains), long term capital gains and return of capital. To the extent RAP's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of RAP not to distribute such gains.

As of December 31, 2010, RIF had a total net capital loss carry forward for federal income tax purposes of $50,997,783, of which $4,830,417 expires in 2016, $40,845,103 expires in 2017 and $5,322,263 expires in 2018.

As of December 31, 2010, RAP had a total net capital loss carry forward for federal income tax purposes of $40,127,310, of which $831,685 expires in 2014, $14,432,692 expires in 2015, $20,347,954 expires in 2016, $2,963,106 expires in 2017 and $1,551,873 expires in 2018.

The difference between the financial reporting basis and tax basis of unrealized appreciation/depreciation is due to mark to market and adjustments to the Funds' investments in passive foreign investment companies and/or wash sales of portfolio investments.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Funds' investments for federal income tax purposes as of June 30, 2011, are as follows:

	RIF	RAP
Cost	$115,937,427	$73,323,427

Gross unrealized appreciation	$17,138,743	$2,220,341
Gross unrealized depreciation	(13,877,891)	(3,566,489)

Net unrealized appreciation/(depreciation)	$3,260,852	$(1,346,148)

(9)   Concentration Risk

Under normal market conditions, RIF's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by

RMR Funds
Notes to Financial Statements – continued

June 30, 2011 (unaudited)

real estate companies and REITs. The value of RIF's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Under normal market conditions, RAP's investments are concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities and warrants to purchase equity securities, issued by Asia Pacific real estate companies, including Asia Pacific real estate companies operating under a REIT or REIT like structure adopted by an Asia Pacific country. The value of RAP's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asia Pacific region due to economic, legal, regulatory, technological or other developments affecting the Asia Pacific real estate industries and securities markets.

(10) Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information. Furthermore, such securities may be subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(11) RAP Foreign Currency Transactions

The accounting records of RAP are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

RAP does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of investments. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on RAP's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

RIF has an investment advisory agreement with RMR Advisors to provide RIF with a continuous investment program, to make day to day investment decisions and to generally manage the business

RMR Funds
Notes to Financial Statements – continued

June 30, 2011 (unaudited)

affairs of RIF in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of RIF's average daily managed assets. Managed assets means the total assets of RIF less liabilities other than liabilities attributable to RIF's leverage. Thus, for purposes of calculating managed assets, RIF's borrowings and the liquidation preference of RIF's preferred shares are not considered a liability. RIF incurred advisory fees of $494,853 during the six months ended June 30, 2011.

RAP has an investment advisory agreement with RMR Advisors to provide RAP with a continuous investment program, oversee RAP's subadvisor and generally manage the business affairs of RAP in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 1% of RAP's average daily managed assets. For the six months ended June 30, 2011, RAP did not have any liabilities attributable to leverage. RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of RAP's average daily managed assets until May 25, 2012. RAP incurred net advisory fees of $279,001 during the six months ended June 30, 2011. The amount of fees waived by RMR Advisors was $93,000 for the six months ended June 30, 2011.

RMR Advisors and RAP have entered into a subadvisory agreement with MacarthurCook Investment Managers Limited, or MacarthurCook, to make day to day investment decisions and to generally manage the business affairs of RAP in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors, and not RAP, pays MacarthurCook a monthly fee equal to an annual rate of 0.375% of RAP's average daily managed assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors so that until May 25, 2012, the fee payable to MacarthurCook by RMR Advisors will be equal to 0.25% of RAP's average daily managed assets.

RMR Advisors also performs administrative functions for each Fund pursuant to an administration agreement with such Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for each Fund. Under each administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. RIF and RAP each reimbursed RMR Advisors $32,223, for subadministrative fees charged by State Street for the six months ended June 30, 2011.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Funds as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Funds an annual retainer plus attendance fees for board and committee meetings. RIF and RAP each incurred trustee fees and expenses of $14,876, during the six months ended June 30, 2011.

Each Fund's board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. RIF and RAP incurred compliance and internal audit expenses of $61,613 and $46,613, respectively, which includes the Funds' allocated portion of the salary of their chief compliance officer, during the six months ended June 30, 2011. The Funds also participate in pooled insurance programs with RMR Advisors and make payments of allocated portions of related premiums. RIF and RAP incurred allocated insurance expenses of $14,550 and $13,371, respectively, during the six months ended June 30, 2011.

RMR Funds
Notes to Financial Statements – continued

June 30, 2011 (unaudited)

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the six months ended June 30, 2011, were as follows:

	Purchases	Sales	Brokerage Commissions
RIF	$6,825,480	$5,136,938	$6,516
RAP	$37,727,490	$39,820,609	$172,775

Note D

RIF Preferred Shares

RIF has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to RIF's common shares and rank on parity with each other class or series of preferred shares of RIF as to the payment of periodic distributions, including distribution of assets upon liquidation. If RIF does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any rating agency rating RIF's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in RIF's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of RIF's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of RIF's trustees. RIF pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The annual preferred share distribution rate for each series was as follows as of June 30, 2011.

Series	Annual Rate	Date of Auction
Series M	0.129%	06/27/2011
Series T	0.750%	06/28/2011
Series W	0.129%	06/29/2011
Series Th	0.750%	06/30/2011
Series F	0.750%	06/24/2011

To date, no auctions for preferred securities of RIF have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of RIF's lead broker dealer for its preferred securities, had previously acquired for its own account a substantial portion of RIF's preferred securities in the auctions, and could ultimately come to own for its own account all or substantially all of such preferred securities if in the future it again begins to acquire such preferred securities for its own account. According to the Royal Bank of Canada's

RMR Funds
Notes to Financial Statements – continued

June 30, 2011 (unaudited)

(the parent company of RBC Capital Markets, LLC) Schedule 13G filing, dated as of June 30, 2011, it owned approximately 12.14% of all of RIF's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not historically been a purchaser of preferred securities in RIF's auctions, some auctions likely would have failed and holders of RIF's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase RIF preferred shares in any future auction of RIF preferred securities in which demand is insufficient for holders of RIF's preferred shares to sell all offered preferred shares, or that RIF will not have any auction for its preferred securities fail. If an auction of RIF's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which RIF would otherwise pay as a result of a successful auction. If an auction fails, holders of RIF's preferred shares may not be able to sell their preferred shares in that auction. If auctions for RIF's preferred shares fail, or if market conditions generally frustrate RIF's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause RIF to change the form and/or amount of investment leverage used by RIF by redeeming and not re-issuing preferred shares or otherwise.

RIF actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, RIF may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Capital Share Transactions

As of June 30, 2011, 2,375,718 common shares, $.001 par value per share, were issued and outstanding for RIF. There were no transactions by RIF in its capital stock for the six months ended June 30, 2011.

As of June 30, 2011, 3,342,963 common shares, $.001 par value per share, were issued and outstanding for RAP. There were no transactions by RAP in its capital stock for the six months ended June 30, 2011.

Note F

Revolving Credit Facility

RIF has entered into a three year, $10,000,000 revolving credit facility, or the Facility, with Wells Fargo Bank, N.A. that expires July 1, 2013. RIF paid a one time upfront commitment fee of $75,000 that will be amortized over the period of the loan. The Facility is secured by RIF's investments and bears interest at LIBOR plus 2.75%. The Fund has also agreed to pay an unused facility fee of 0.35%

RMR Funds
Notes to Financial Statements – continued

June 30, 2011 (unaudited)

per annum on the unused portion of the credit agreement. The Facility requires RIF to satisfy certain collateral requirements and to maintain a certain level of assets.

As of June 30, 2011, RIF had an outstanding loan borrowing of $10,000,000 under the Facility. During the six months ended June 30, 2011, the average daily outstanding balance under the Facility was $10,000,000 at a weighted average borrowing cost of 3.032%.

Note G

Subsequent Events

(1)   Proposed Reorganization

On July 29, 2011, RAP filed a preliminary Proxy Statement/Prospectus with the Securities and Exchange Commission in connection with a proposed merger of RIF into RAP. Various proposals related to this proposed merger will be submitted to a vote of RAP common shareholders at a special meeting of shareholders. The proposed reorganization provides for common shares of RAP to be issued in exchange for outstanding common shares of RIF. The number of RAP common shares to be issued to existing RIF common shareholders will be determined based upon the relative net asset values per common share of RAP and RIF, respectively, as of the merger date. In connection with the proposed merger RAP will also exchange newly issued RAP preferred shares for the outstanding preferred shares of RIF. The new RAP preferred shares issued in the merger will have identical terms to the existing RIF preferred shares, including with respect to auction dates, rate periods and dividend payment dates.

As a matter of merger mechanics, it is proposed that RIF will merge into RAP, but the substantive effect of the proposed merger will be as if RAP had merged into RIF. If the proposed merger is approved, RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, will be changed such that they will be identical to those of RIF. Thus, if the proposed merger is completed, RAP will in effect change its investment program to be identical to RIF's investment program of investing in U.S. based real estate companies and REITs with a primary investment objective of earning and paying to its common shareholders a high level of current income.

As discussed above, RAP will issue preferred shares in connection with the proposed merger to RIF preferred shareholders and these newly issued RAP preferred shares will have an aggregate liquidation preference equal to the aggregate liquidation preference of RIF's outstanding preferred shares. RIF expects to assign its credit facility with Wells Fargo Bank, N.A., discussed in Note F above, to RAP in connection with the proposed merger. The effect of this preferred share issuance and assumption of RIF's credit facility by RAP will have the effect of creating a leveraged capital structure for RAP similar to that of RIF if the proposed merger is completed. Moreover, if the proposed merger is completed, RAP will adopt a level rate distribution policy similar to that of RIF described in Note A(8) above. Additionally, if the proposed merger is completed, RAP will change its name to "RMR Real Estate Income Fund" and assume RIF's ticker symbol on the NYSE Amex. If the proposed merger is completed, RIF will be the surviving Fund for accounting purposes and for presenting investment performance history.

RMR Funds
Notes to Financial Statements – continued

June 30, 2011 (unaudited)

The process of seeking shareholder approval and completing the proposed merger may take several months. There can be no assurance that the proposed merger will occur. During the six months ended June 30, 2011, RIF and RAP incurred approximately $120,889 and $109,630, respectively, in merger related costs in connection with the proposed merger and these costs are reflected in the Funds' respective net asset values as of June 30, 2011.

(2)   RAP Common Distribution

On August 17, 2011, RAP declared a special distribution of $0.3405 per common share to be paid on or about September 14, 2011 to the holders of record of common shares as of the close of business on August 29, 2011.

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund
June 30, 2011

Brokerage Policy

Subject to the supervision of the board of trustees, RMR Advisors and, in the case of RAP, MacarthurCook (collectively the "Advisors") are authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Funds, the Advisors seek the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisors consider all factors they believe are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

Each Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisors' respective clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Funds. To the extent that the Advisors use commission dollars to obtain research or brokerage services, they will not have to pay for those products and services themselves. Each Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

Each Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

Each Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. Each Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

Each of RMR Real Estate Income Fund and RMR Asia Pacific Real Estate Fund (collectively, the "Funds") recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why in certain cases the Funds share that information with select parties.

What information the Funds collect and share:

The Funds collect and share "nonpublic personal information" about you and your financial transaction with the Funds. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Funds collect this information from the following sources:

The Funds collect your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

How the Funds share your information:

The Funds do not sell your name or other information about you to anyone, nor do they share your information with affiliates and other third parties for marketing purposes. The Funds do not disclose nonpublic personal information about their shareholders except to their affiliates and certain service providers, such as the Funds' subadministrator, transfer agent, attorneys, investment subadvisor and other financial or non financial service providers, for the Funds' business purposes or as permitted by law. For example, the Funds may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Funds to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Funds.

  •
  To administer the Funds and process their transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between a RMR Fund and you.

How the Funds protect your information:

Each Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). No Fund has any employees. Each Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. Each Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, each Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Funds through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your non public personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to each Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to each Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how proxies received by each Fund during the most recent 12 month period ended June 30, 2011 have been voted is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing each Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

Each Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Form N-CSR are available on the Commission's website at http://www.sec.gov.

Portfolio Management Changes

On June 1, 2011, Vee Chan Soe was appointed a co-portfolio manager for RAP. Mr. Soe is an assistant portfolio manager at MacarthurCook Investment Managers Limited ("MacarthurCook"). Mr. Soe joined MacarthurCook in March 2006 after receiving a Bachelor of Commerce from the University of Melbourne. Mr. John K. Snowden, CFA, remains a co-portfolio manager for RAP.

Annual Meeting

As of the date of this report, neither Fund has fixed the date for its 2011 annual meeting of shareholders of the respective Fund. When the date for the annual meeting of shareholders is fixed, each Fund will make a public announcement of the time, date and location of the meeting and will specify the latest date by which shareholder nominations of individuals for election to each Fund's board of trustees or the proposal of other business to be considered by each Fund's shareholders must be received at the Funds' principal executive offices.

Dividend Reinvestment Plan

The board of trustees of each Fund have adopted a Dividend Reinvestment and Cash Purchase Plan (each, a "Plan"), sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of each Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for each Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the applicable Fund. If you elect not to participate in a Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of each Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of that Fund in the open market, on the NYSE Amex or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, which ever is sooner, in the case of RAP). It is possible that the market price for a Fund's common shares may increase before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by a Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, each Fund will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, the appropriate Fund will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in each Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under a Plan.

You may withdraw from any Plan at any time by giving written notice to the plan agent. If you withdraw or a Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in each Fund. Dividends or cash purchase option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Funds. There will be no brokerage commission charged with respect to common shares issued directly by any Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of a Fund's shares pursuant to a Plan including the Cash Purchase Option.

Either Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to a Plan except after prior notice to participants.

Participation in a Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under a Plan rather than paid in cash. Automatic reinvestment of distributions in a Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about any Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 161 North Concord Exchange, South St. Paul, MN 55075.

*
Shareholders who hold shares of a Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contract the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

        The information is only required for the annual report on Form N-CSR.

Item 3.    Audit Committee Financial Expert.

        The information is only required for the annual report on Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

        The information is only required for the annual report on Form N-CSR.

Item 5.    Audit Committee of Listed Registrants.

        The information is only required for the annual report on Form N-CSR.

Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        The registrant's portfolio managers are:

  •
  John K. Snowden:  Mr. Snowden has been a portfolio manager of the registrant since May 2010. Mr. Snowden has been a Fund Manager at MacarthurCook Investment Managers Limited ("MacarthurCook") and its parent, MacarthurCook Pty Limited, since May 2010. From 2006 to 2009, Mr. Snowden was Head of Global Property Securities at Colonial First State Global Asset Management ("Colonial"), where he managed over $7 billion of real estate securities funds around the world. Before joining Colonial, Mr. Snowden was a Managing Director and Head of UBS' Global Real Estate Securities Division for Australia, New Zealand and Asia from 1998 to 2006.

  •
  Vee Chan Soe:  Mr. Soe has been a portfolio manager of the registrant since June 2011. Mr. Soe has been an Assistant Portfolio Manager at MacarthurCook since March 2006 when he joined MacarthurCook after receiving a Bachelor of Commerce from the University of Melbourne.

        Neither Mr. Snowden nor Mr. Soe is primarily responsible for the day to day portfolio management of any other account.

        CONFLICTS OF INTEREST:    Because the portfolio managers are only responsible for the day to day management of the registrant's account, they are not subject to conflicts of interest arising as a result of managing investments for multiple accounts. Nevertheless, the portfolio managers may have conflicts of interest with respect to the brokers selected to execute portfolio transactions for the registrant. Subject to the oversight of the registrant's board of trustees and RMR Advisors, Inc., MacarthurCook is authorized to employ such securities brokers and dealers for the purchase and sale of the registrant's assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for its clients, MacarthurCook seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, MacarthurCook considers all factors it believes are relevant to obtaining best execution, including such factors as: the next price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the registrant since MacarthurCook is permitted to select brokers that furnish MacarthurCook or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in MacarthurCook's view, appropriate assistance to MacarthurCook in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of MacarthurCook's or its affiliates' clients. Such products and services may disproportionately benefit other client accounts relative to the registrant's account based on the amount of brokerage commissions paid by the registrant and such other client accounts. To the extent that MacarthurCook uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. MacarthurCook may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

        MacarthurCook may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services MacarthurCook believes are useful in its decision-making or trade execution processes.

        MacarthurCook may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Exchange Act, which requires MacarthurCook to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. MacarthurCook believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

        MacarthurCook believes that the risk of a material conflict of interest developing is limited because (i) its accounts, including the registrant's, are generally managed in a similar fashion, (ii) MacarthurCook has adopted policies requiring the equitable allocation of trade orders for a particular security among participating accounts, (iii) to date brokers with whom MacarthurCook places portfolio transactions on behalf of the registrant typically have not conditioned the availability of research on commission related factors, and (iv) the subadvisory fee and portfolio manager's compensation are not affected by the amount of time required to manage each account. As a result, MacarthurCook does not believe that any of these potential sources of conflicts of interest will materially affect the portfolio manager's professional judgment in managing the registrant's account.

        COMPENSATION:    Compensation of each of Mr. Snowden and Mr. Soe includes base salary and annual cash bonus. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however, these factors, among others, may be considered in determining compensation and, in particular, the cash bonus paid by MacarthurCook at the end of each fiscal year. Other factors which may be considered in setting the compensation of Mr. Snowden and Mr. Soe are their historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market. Mr. Snowden and Mr. Soe devote a substantial majority of their business time providing services as a portfolio manager of the registrant.

        BENEFICIAL OWNERSHIP OF SECURITIES:    The following table sets forth the aggregate dollar range of the registrant's equity securities beneficially owned by Mr. Snowden and Mr. Soe as of June 30, 2011.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant as of June 30, 2011.
John K. Snowden	None
Vee Chan Soe	None

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the six months ended June 30, 2011, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.    Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.
(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)	Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR ASIA PACIFIC REAL ESTATE FUND By:
/s/ Adam D. Portnoy Adam D. Portnoy President Date: August 18, 2011

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Adam D. Portnoy Adam D. Portnoy President Date: August 18, 2011
By:
/s/ Mark L. Kleifges Mark L. Kleifges Treasurer Date: August 18, 2011

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – June 30, 2011 (unaudited)
RMR Asia Pacific Real Estate Fund Portfolio of Investments – June 30, 2011 (unaudited)
RMR Funds Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Asia Pacific Real Estate Fund Financial Highlights
RMR Funds Notes to Financial Statements June 30, 2011 (unaudited)
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES